Exhibit 10.2

RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Morgan, Lewis & Bockius LLP

300 S. Grand Avenue, Suite 2200

Los Angeles, California 90071

Attn: David V. Chang

FIRST AMENDMENT TO DEED OF TRUST,
ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT,

FINANCING STATEMENT AND FIXTURE FILING

THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Amendment”) is dated as of February 2, 2023, and entered into by and among CADIZ INC., a Delaware corporation formerly known as and formerly named Cadiz Land Company, Inc., a Delaware corporation, which (i) took title to the property described as Parcel 21 on Exhibit A hereto as “Pergola Properties” and (ii) was successor by merger to Cadiz Valley Development Corporation, a California Corporation (“Cadiz”), as to Parcels 1-15, 17-23 and 25-27 of Division F (as described in Exhibit A attached hereto), CADIZ REAL ESTATE LLC, a Delaware limited liability company (“CRE”), as to Divisions A, B, C, D, E, Parcel 16 of Division F, Division G and Division H (as described in Exhibit A attached hereto), and Octagon Partners LLC, a California limited liability company (“Octagon”, together with Cadiz and CRE, collectively the “Trustor”), as to Parcel 24 of Division F and Division I (as described in Exhibit A attached hereto), and B. RILEY SECURITIES, INC., as administrative agent for the lenders from time to time party to the below-referenced Credit Agreement (the “Beneficiary”).

RECITALS

A. Trustor, as trustor, executed that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated as of July 2, 2021, to Fidelity National Title Company, as Trustee, for the benefit of Beneficiary, as administrative agent, as beneficiary, which was recorded on July 2, 2021, in the Official Records of San Bernardino County, California (the “Official Records”), as Instrument No. 2021-0301699 (the “Deed of Trust”), which encumbers, among other things, that certain real property located in San Bernardino County, California and more particularly described on Exhibit A (the “Property”).

B. The “Credit Agreement” (as defined in the Deed of Trust) has been modified pursuant to that certain First Amendment to Credit Agreement, dated as of the date hereof, by and among Cadiz, CRE, Beneficiary and the lenders party thereto (the “First Amendment to Credit Agreement”), under which such First Amendment to Credit Agreement, among other things, the maturity date under the Credit Agreement was extended and said maturity date is subject to further extension as provided in the Credit Agreement.

C. It is the express intention of Trustor and Beneficiary that this Amendment not act as a discharge or novation of, or alter the priority of, the liens created by the Deed of Trust, but, with respect to the collateral described in the Deed of Trust, that it be an extension and continuation of the liens created thereby.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained in this Amendment, the parties agree as follows:

Section 1. AMENDMENT OF THE DEED OF TRUST

1.1 Amendment of Obligations. This Amendment hereby serves as notice that the obligations under the Credit Agreement secured by the Deed of Trust have been modified as set forth in the First Amendment to Credit Agreement to, among other things, extend the maturity date under the Credit Agreement to June 30, 2025, as such date may be further extended pursuant to Section 2.13(c) in the Credit Agreement. All references to the “Credit Agreement” in the Deed of Trust shall hereinafter mean the Credit Agreement as amended by the First Amendment to Credit Agreement and as further amended, modified, supplemented, restated, or amended and restated from time to time.

1.2 Effect of Amendment. Except as specifically modified by this Amendment, the Deed of Trust shall remain unchanged and in full force and effect and is hereby ratified and confirmed. The Property remains subject to the lien, charge, encumbrance and security interest of the Deed of Trust, and nothing herein shall affect or impair the priority thereof.

Section 2. MISCELLANEOUS. This Amendment shall in all respects be governed by, and shall be interpreted in accordance with, the laws of the State of California. This Amendment may be executed by the parties in one or more separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TRUSTOR:

CADIZ INC., a Delaware corporation

By:	/s/ Stanley E. Speer
Name:	Stanley E. Speer
Title:	CFO

[Signature Page to First Amendment to Deed of Trust]

TRUSTOR:

CADIZ REAL ESTATE LLC,
a Delaware limited liability company

By:	/s/ Stanley E. Speer
Name:	Stanley E. Speer
Title:	Manager

[Signature Page to First Amendment to Deed of Trust]

TRUSTOR:

OCTAGON PARTNERS LLC,
a California limited liability company

By:	/s/ Stanley E. Speer
Name:	Stanley E. Speer
Title:	CEO, Manager & Chairman

[Signature Page to First Amendment to Deed of Trust]

BENEFICIARY:

B. RILEY SECURITIES, INC.,
as Administrative Agent

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer

[Signature Page to First Amendment to Deed of Trust]

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